SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  March 2, 2005


                               HOMENET CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-22236                33-0565710
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(State or other jurisdiction     (Commission file number)       (IRS employer
       of incorporation)                                     identification no.)

     5252 North Edgewood Drive, Suite 310, Provo, Utah            84604
     -------------------------------------------------          ----------
         (Address of principal executive offices)               (Zip code)


                                 (801) 502-6100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of __ pages.
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Item 1.01 Entry into a Material Definitive Agreement

         On March 2, 2005, HomeNet Communications, Inc. ("HomeNet"), a wholly owned subsidiary of the Company, was notified that its proposal to enter into an agreement entitled Solicitation/Proposal/Award (the "Agreement") with the Army & Air Force Exchange Service had been accepted. Under the Agreement the Company will provide residential (i) wireless telecommunications services, (ii) equipment and accessories, (iii) wireless prepaid phone cards, (iv) local, long distance and enhanced telephone service, (v) high speed and dial-up internet,
(vi) television service and (vii) other emerging technologies as they become available at the Eielson Air Force Base in Alaska.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                   Description
                  ------                   -----------

                  10.1 Agreement by and between the Company and Army & Air Force Exchange Service, dated February 23, 2005.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HOMENET CORPORATION




Date: March 4, 2005                                 By    /s/ Frank Gillen
                                                        ------------------
                                                        Frank Gillen
                                                        President

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